                              LETTER OF TRANSMITTAL

                                 US UNWIRED INC.

                             Offer to Exchange

       13 3/8% Series B Senior Subordinated Discount Notes due 2009,

       which have been registered under the Securities Act of 1933,

                    for any and all of its outstanding
          13 3/8% Series A Senior Subordinated Discount Notes due 2009

                           Pursuant to the Prospectus
                             Dated          , 2000

    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,

     NEW YORK CITY TIME, ON      , 2000, UNLESS THE OFFER IS EXTENDED.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      STATE STREET BANK AND TRUST COMPANY

      By Registered or Certified Mail:                 By Overnight Delivery or Hand:
    State Street Bank and Trust Company.            State Street Bank and Trust Company.
         Corporate Trust Department                      Corporate Trust Department
                P. O. Box 778                              2 Avenue de Lafayette
            Boston, MA 02102-0078                   Corporate Trust Window, Fifth Floor
           Contact: Kellie Mullen                          Boston, MA 02111-1724
                                                           Contact: Kellie Mullen

                         Facsimile Transmissions:

                              (617) 662-1452

                         Attention: Kellie Mullen

                          To Confirm by Telephone

                            or for Information:

                              (617) 664-5587


   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OR INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   The undersigned hereby acknowledges receipt of the prospectus dated
   , 2000 (the "Prospectus") of US Unwired Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 13 3/8% Series B Senior Subordinated Discount Notes due 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 13 3/8% Series A Senior Subordinated Discount Notes due 2009 (the "Existing Notes"). The term
"Expiration Date" shall mean 5:00 p.m., New York City Time, on          , 2000,
unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   This Letter of Transmittal is to be completed by holders of Existing Notes (as defined below) if Existing Notes are to be forwarded herewith. If tenders of Existing Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" and "Book-Entry, Transfer and Delivery" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

   Holders of Existing Notes whose certificates (the "certificates") for such Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

   DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

   List below the Existing Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

               DESCRIPTION OF EXISTING NOTES TENDERED HEREBY
--------------------------------------------------------------------------------

Name(s) and
Address(es)
    of                     Aggregate
Registered   Certificate   Principal
 Owner(s)         or        Amount    Principal
  (Please    Registration Represented   Amount
 fill in)      Numbers*    by Notes   Tendered**
------------------------------------------------
              ----------------------------------

              ----------------------------------

              ----------------------------------
               Total
------------------------------------------------

*  Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such notes. All tenders must be in integral multiples of $1,000.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  DTC Account Number _________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

  Name of Registered Holder(s) _______________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed _______________________________________

  If Guaranteed Delivery is to be made By Book-Entry Transfer:

  Name of Tendering Institution ______________________________________________

  DTC Account Number _________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED EXISTING
   NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
   ABOVE.

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING NOTES FOR
   ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: ______________________________________________________________________

   Address: ___________________________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to US Unwired Inc., a Louisiana corporation (the "Company"), the principal amount of the Company's 13 3/8% Series A Senior Subordinated Discount Notes due 2009 (the "Existing Notes") specified above in exchange for a like aggregate principal amount of the Company's 13 3/8% Series B Senior Subordinated Discount Notes due 2009 (the "Exchange Notes"), upon the
terms and subject to the conditions set forth in the Prospectus dated        ,
2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Existing Notes and the Exchange Notes are sometimes collectively referred to as the "Notes."

   Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Existing Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to cause the Notes to be assigned, transferred and exchanged.

   The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of Existing Notes, and that, when the Existing Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Existing Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

   The name(s) and address(es) of the registered holder(s) of the Existing Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Existing Notes. The certificate number(s) and the Existing Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

   If any tendered Existing Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Existing Notes than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Existing Notes will be returned (or, in the case of Existing Notes tendered by book-entry transfer, such Existing Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

   The undersigned understands that tenders of Existing Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Existing Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Existing Notes tendered hereby.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Existing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Existing Notes are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 1).

   By tendering Existing Notes and executing, or otherwise becoming bound by, this letter of transmittal, the undersigned hereby represents and agrees that

     (i) the undersigned is not an "affiliate" of the Company,

     (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, and

     (iii) the undersigned is not engaged in, does not intend to participate in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such Exchange Notes.

   By tendering Existing Notes pursuant to the exchange offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Existing Notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Existing Notes held by the broker-dealer are held only as a nominee, or (b) such Existing Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes

(provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

   The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Existing Notes, where such Existing Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year and 30 days after the effective date of the registration statement of which the Prospectus is a part or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Existing Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Existing Notes and executing, or otherwise becoming bound by, this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the one year and 30 day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

   The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any other person receiving Exchange Notes acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Division of Corporate Finance of the Securities and Exchange Commission to third parties and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

   The undersigned agrees that acceptance by the Company of any tendered Existing Notes and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Existing Notes or the Exchange Notes.

   The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Existing Notes tendered hereby and, in such event, the Existing Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE
                          (See Instructions 2, 5 and 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Existing Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

_____________________________________________________________________________
                          (Signature(s) of Holder(s))

Date ___________________________________________________________________, 2000

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity: ______________________________________________________________________
                              (Include Full Title)

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

________________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Date _____________________________________________________________________, 2000

Capacity or Title ______________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

    SPECIAL ISSUANCE INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 5, AND 6)           SPECIAL DELIVERY INSTRUCTIONS
                                              (SEE INSTRUCTIONS 1, 5 AND 6)
   To be completed ONLY if the
Exchange Notes are to be issued in        To be completed ONLY if the Exchange
the name of someone other than the     Notes are to be sent to someone other
registered holder of the Existing      than the registered holder of the
Notes whose name(s) appear(s) above.   Existing Notes whose name(s) appear(s)
                                       above, or to such registered holder(s)
Issue Exchange Notes to:               at an address other than that shown
                                       above.

Name ________________________________
           (Please Print)              Mail Exchange Notes To:


_____________________________________  Name ___________________________________
                                                    (Please Print)

Address _____________________________
                                       ________________________________________

_____________________________________
                                       Address ________________________________
_____________________________________
         (Include Zip Code)            ________________________________________


_____________________________________  ________________________________________
 (Taxpayer Identification or Social               (Include Zip Code)
          Security Number)

                                       ________________________________________
                                          (Taxpayer Identification or Social
                                                   Security Number)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" and "Book-Entry, Transfer and Delivery" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Existing Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

   Holders who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and
(iii) the certificates (or a book-entry confirmation (as described in the Prospectus)) representing all tendered Existing Notes, in proper form for transfer, together with any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act.

   THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR EXISTING NOTES SHOULD BE SENT TO THE COMPANY.

   The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any agent's message (as described in the Prospectus) in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

   2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Existing Notes) of Existing Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Existing Notes are tendered for the account of a firm that is an Eligible Institution.

   In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

   3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Existing Notes" is inadequate, the certificate number(s) and/or the principal amount of Existing Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

   4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Existing Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Existing Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Existing Notes which are to be tendered in the box entitled "Principal Amount of Existing Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Existing Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Existing Note, promptly after the Expiration Date. All Existing Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, identify the Existing Notes to be withdrawn (including the principal amount of such Existing Notes) and (where certificates for Existing Notes have been transmitted) specify the name in which such Existing Notes are registered, if different from that of the withdrawing holder. If certificates for the Existing Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Existing Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer-- Book-Entry Transfer" and "Book-Entry, Transfer and Delivery," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing Notes and otherwise comply with the procedures of such facility. Existing Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering Existing Notes."

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer--Book-Entry Transfer" and "Book-Entry, Transfer and Delivery," such Existing Notes will be credited to an account maintained with DTC for the Existing Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

   5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

   When this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Existing Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Existing Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

   7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Existing Notes not properly tendered or to not accept any particular Existing Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Existing Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Existing Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Existing Notes either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Existing Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Existing Notes for exchange, nor shall any of them incur any liability for failure to give such notification.


   8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the indenture governing the Exchange

Notes) shall retain 31% of payments made to the tendering Holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

   10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Existing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

   11. SECURITY TRANSFER TAXES. Holders who tender their Existing Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Exchange Notes in the name of or request that Existing Notes not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE

                            IMPORTANT TAX INFORMATION

   Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

   Certain Holders (including, among others, certain corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the IRS has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

   The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                       PAYOR'S NAME: US Unwired Inc.

   THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are subject to backup withholding.

                         Part I--PLEASE PROVIDE YOUR
                         TIN IN THE BOX AT THE RIGHT
                         AND CERTIFY BY SIGNING AND
                         DATING BELOW. For all
                         accounts, enter TIN in the
                         box at right. (For most
                         individuals, this is your
                         social security number. If
                         you do not have a number, see
                         enclosed Guidelines for
                         Certification of Taxpayer
                         Identification Number on
                         Substitute Form W-9.) Certify
                         by signing and dating below.

                                                         -------------------
    SUBSTITUTE
                                                           Social Security
     Form W-9                                              Number

   Department of the                                     OR____________
     Treasury
                                                              Employer
    Internal Revenue                                       Identification
      Service                                              Number

                                                          (If awaiting TIN,
                                                             write

                        -------------------------------------------------------

  Payer's Request for    PART II--For Payees exempt from backup
     Taxpayer            withholding, see the enclosed Guidelines for
                         Certification of Taxpayer Identification Number on
                         Substitute Form W-9 and complete as instructed therein.

                                                           "Applied for")
 Identification Number
       (TIN)

--------------------------------------------------------------------------------

 Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number or a Taxpayer Identification Number has not be issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future; and

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Certificate Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

--------------------------------------------------------------------------------

 The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------

 SIGNATURE___________________________________________________DATE, 199

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 -------------------------------------   -------------------------------------

            Signature                                 Dated: